UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

SEMIANNUAL REPORT September 30, 2014

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Cash Flows
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
36	Proxy Results
37	Information About the Renewal of the Fund’s Management Agreement
41	Additional Information
44	Supplemental Information
45	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus High Yield Strategies Fund covers the six-month period from April 1, 2014, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

High yield bonds continued to gain value over the past 12 months, but returns were more robust over the first half of the reporting period than over the second half. Lower rated, corporate-backed securities generally benefited from strong demand stemming from investors’ search for competitive levels of current income in a persistently low interest rate environment. In addition, credit conditions were bolstered by economic recoveries in the United States and other parts of the world, which were fueled by stimulative monetary policies. However, global economic growth has been dampened to a degree by a combination of headwinds from fiscal tightening, private sector deleveraging, and more restrictive financial regulation.

We expect the U.S. economic expansion to accelerate as these drags on economic growth fade. Meanwhile, domestic inflation appears to be drifting upwards towards the Federal Reserve Board’s target. Although stronger growth and higher inflation tend to hurt the more interest rate-sensitive bond market sectors, they could prove positive for high yield securities that historically have been more sensitive to changes in underlying business conditions.As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
Octover 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2014, through September 30, 2014, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2014, Dreyfus High Yield Strategies Fund produced a total return of –0.14% (on a net asset value basis) and provided aggregate income dividends of $0.186 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 0.60% for the same period.2

Despite strong underlying fundamentals, high yield bonds encountered challenging market conditions stemming from unfavorable supply-and-demand dynamics over the summer of 2014.The fund produced a lower return than its benchmark, mainly due to a relatively short average duration during a time of falling long-term interest rates. Fund fees and expenses that are not reflected in the benchmark’s results also weighed on the fund’s relative performance.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Technical Factors Dampened Returns from High Yield Bonds

In the months before the start of the reporting period, long-term interest rates had moderated from multi-year highs due to renewed economic and geopolitical concerns in overseas markets. A U.S. economic soft patch caused by unusually harsh

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

winter weather also put downward pressure on long-term rates. These worries proved short-lived, however, and the economic recovery got back on track in the spring amid robust corporate earnings growth, healthy balance sheets, and low default rates among issuers of high yield bonds.

In spite of the market’s strong underlying fundamentals, high yield bond prices were hurt at times during the reporting period by changing supply-and-demand dynamics. Concerns regarding renewed economic weakness in Europe and intensifying conflicts in Ukraine and the Middle East caused capital to flow away from the asset class and toward traditional safe havens over the summer of 2014. At the same time, the supply of newly issued high yield securities remained robust as companies continued to refinance seasoned debt at lower rates, approximately matching the record issuance levels reached over the same period in 2013. The resulting supply-and-demand imbalance caused high yield bond prices to decline, offsetting earlier gains.

Short Duration Dampened Relative Performance

In this challenging environment, the fund’s performance compared to its benchmark was constrained by overweighted exposure to higher coupon bonds with relatively short maturities. While these securities helped boost the fund’s ability to generate competitive levels of current income, their maturity profiles contributed to a relatively short duration posture for the fund overall. A short average duration effectively prevented the fund from participating more fully in the benefits of falling long-term interest rates.

From a security selection perspective, the fund also was hurt by underweighted exposure to bonds from the utilities sector, which did not meet our investment criteria but outperformed market averages. Among individual positions, company-specific problems affecting a drilling company in the energy sector caused its bonds to rank among the fund’s greater laggards.

The fund achieved better relative performance in other areas. Our security selection strategy was especially successful in the information technology sector, where the fund held overweighted exposure. On the other hand, the fund avoided the full brunt of weakness among metals-and-mining companies through underweighted positions in the materials sector. Results from individual bonds were particularly robust for securities issued by an insurance company, a container manufacturer, and a casino operator.

Strategies for a Changing Market Environment

In light of an impressive 4.6% annualized U.S. GDP growth rate over the second quarter of 2014 and expectations of similar strength in the third quarter, we remain optimistic regarding fundamentals in the high yield bond market, and we expect default rates to remain low over the foreseeable future. In addition, yield differences between high yield bonds and U.S. Treasury securities have increased after recent bouts of market weakness, making valuations more attractive. Consequently, we have identified an ample number of high yield securities meeting our investment criteria across a broad range of industry groups.The fund ended the reporting period with relatively heavy exposure to bonds from companies in the paper-and-packaging, services, and information technology industry groups. On the other hand, the fund held underweighted exposure to high yield bonds from retailers and metals-and-mining companies. Of course, we are prepared to adjust our strategies and the fund’s composition as economic and market conditions evolve.

October 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.

1 Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation during the period. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On
September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained Index was renamed the BofA
Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are
capitalization-weighted.Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.
On July 23, 2014, the Board of Trustees of the fund approved a revised Investment Management and
Administration Agreement between the fund and The Dreyfus Corporation, the fund’s investment adviser
(“Dreyfus”), to reflect a reduction to the investment management and administration fee of the fund, effective August
1, 2014.The investment management and administration fee had been computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and, effective August 1, 2014, the investment management and administration fee is computed at the annual rate of .75% of the value of the fund’s Managed
Assets. Dreyfus had been waiving receipt of a portion of the fund’s investment management and administration fee in the amount of .15% of the Managed Assets but, in light of the reduction of the investment management and administration fee, that waiver was terminated, effective August 1, 2014.

The Fund 5

STATEMENT OF INVESTMENTS
September 30, 2014 (Unaudited)

		Coupon	Maturity	Principal
Bonds and Notes—137.1%		Rate (%)	Date	Amount ($)[a]		Value ($)
Casinos—5.4%
AMC Entertaiment,
Gtd. Notes		9.75	12/1/20	3,715,000	[b]	4,109,719
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	740,000	[b]	825,100
MGM Resorts International,
Gtd. Notes		10.00	11/1/16	2,370,000	[b]	2,684,025
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	3,940,000	[b]	4,728,000
Pinnacle Entertainment,
Gtd. Notes		7.50	4/15/21	1,695,000	[b]	1,771,275
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,163,437
						15,281,556
Consumer Discretionary—21.0%
Accudyne Industries,
Gtd. Notes		7.75	12/15/20	1,340,000	[b,c]	1,396,950
AMC Networks,
Gtd. Notes		7.75	7/15/21	1,215,000	[b]	1,330,425
Cablevision Systems,
Sr. Unscd. Notes		8.00	4/15/20	555,000	[b]	612,581
Cablevision Systems,
Sr. Unscd. Notes		8.63	9/15/17	2,675,000	[b]	2,979,281
CCO Holdings,
Gtd. Notes		6.63	1/31/22	1,445,000	[b]	1,522,669
CCO Holdings,
Gtd. Notes		8.13	4/30/20	1,350,000	[b]	1,429,313
Chrysler Group,
Scd. Notes		8.25	6/15/21	3,660,000	[b]	4,007,700
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	195,000		255,840
Clear Channel Worldwide Holdings,
Gtd. Notes, Ser. B		7.63	3/15/20	2,525,000	[b]	2,632,313
CSC Holdings,
Sr. Unscd. Notes		7.63	7/15/18	1,000,000	[b]	1,121,250
Cumulus Media Holdings,
Gtd. Notes		7.75	5/1/19	1,765,000	[b]	1,815,744
DriveTime Automotive Group,
Sr. Scd. Notes		8.00	6/1/21	1,185,000	[b,c]	1,134,638

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	2,785,000	[b]	2,910,325
Goodyear Tire & Rubber,
Gtd. Notes	8.25	8/15/20	1,450,000	[b]	1,558,750
Hillman Group,
Sr. Unscd. Notes	6.38	7/15/22	1,265,000	[b,c]	1,230,212
iHeartCommunications,
Sr. Scd. Notes	9.00	12/15/19	1,865,000	[b]	1,885,981
iHeartCommunications,
Sr. Scd. Notes	9.00	3/1/21	675,000	[b]	674,156
iHeartCommunications,
Gtd. Notes	14.00	2/1/21	1,097,668		1,007,110
Lear,
Gtd. Notes	8.13	3/15/20	480,000	[b]	507,600
Nara Cable Funding,
Sr. Scd. Notes	8.88	12/1/18	1,200,000	[b,c]	1,264,500
Neiman Marcus Group,
Gtd. Notes	8.00	10/15/21	970,000	[b,c]	1,013,650
Neiman Marcus Group,
Gtd. Notes	8.75	10/15/21	965,000	[b,c]	1,020,487
New Look Bondco I,
Sr. Scd. Notes	8.38	5/14/18	995,000	[b,c]	1,048,481
Nexstar Broadcasting,
Gtd. Notes	6.88	11/15/20	1,615,000	[b]	1,663,450
Ono Finance II,
Gtd. Notes	10.88	7/15/19	1,370,000	[b,c]	1,479,600
RCN Telecom Services,
Sr. Unscd. Notes	8.50	8/15/20	1,705,000	[b,c]	1,747,625
Rite Aid,
Gtd. Notes	6.75	6/15/21	1,860,000	[b]	1,911,150
Schaeffler Finance,
Sr. Scd. Notes	7.75	2/15/17	390,000	[b,c]	426,075
Shea Homes Funding,
Sr. Scd. Notes	8.63	5/15/19	3,200,000	[b]	3,392,000
Standard Pacific,
Gtd. Notes	8.38	5/15/18	2,025,000	[b]	2,308,500
StoneMor Partners,
Gtd. Notes	7.88	6/1/21	1,540,000	[b,c]	1,593,900

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary
(continued)
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	430,000	[b,c]	462,250
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	2,305,000	[b,c]	2,477,875
Townsquare Radio,
Gtd. Notes		9.00	4/1/19	1,350,000	[b,c]	1,461,375
Unitymedia,
Gtd. Notes	EUR	9.63	12/1/19	1,310,000		1,753,881
Unitymedia Hessen & Co.,
Sr. Scd. Notes		7.50	3/15/19	1,870,000	[b,c]	1,986,875
Wave Holdco,
Sr. Unscd. Notes		8.25	7/15/19	1,125,000	[b,c]	1,158,750
William Lyon Homes,
Gtd. Notes		8.50	11/15/20	1,610,000	[b]	1,746,850
						59,930,112
Consumer Staples—2.7%
Albea Beauty Holdings,
Sr. Scd. Notes		8.38	11/1/19	1,890,000	[b,c]	2,024,663
Bakkavor Finance 2,
Sr. Scd. Notes	GBP	8.75	6/15/20	525,000		903,441
Pinnacle Operating,
Scd. Notes		9.00	11/15/20	985,000	[b,c]	1,053,950
Post Holdings,
Gtd. Notes		7.38	2/15/22	3,380,000	[b]	3,354,650
RSI Home Products,
Scd. Notes		6.88	3/1/18	395,000	[b,c]	413,763
						7,750,467
Energy—14.1%
Bonanza Creek Energy,
Gtd. Notes		6.75	4/15/21	1,985,000	[b]	2,054,475
Carrizo Oil & Gas,
Gtd. Notes		7.50	9/15/20	1,920,000	[b]	2,006,400
CONSOL Energy,
Gtd. Notes		8.25	4/1/20	2,893,000	[b]	3,034,034
Diamondback Energy,
Gtd. Notes		7.63	10/1/21	1,755,000	[b,c]	1,899,788
EP Energy Finance,
Gtd. Notes		9.38	5/1/20	2,200,000	[b]	2,409,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Forum Energy Technologies,
Gtd. Notes	6.25	10/1/21	1,465,000	[b]	1,512,612
Halcon Resources,
Gtd. Notes	8.88	5/15/21	820,000	[b]	811,800
Halcon Resources,
Gtd. Notes	9.75	7/15/20	2,820,000	[b]	2,883,450
Hercules Offshore,
Gtd. Notes	7.50	10/1/21	175,000	[b,c]	141,750
Hercules Offshore,
Gtd. Notes	8.75	7/15/21	1,605,000	[b,c]	1,404,375
Jones Energy Holdings,
Gtd. Notes	6.75	4/1/22	1,125,000	[b,c]	1,127,812
Kodiak Oil & Gas,
Gtd. Notes	8.13	12/1/19	1,720,000	[b]	1,853,300
Murray Energy,
Sr. Scd. Notes	8.63	6/15/21	1,250,000	[b,c]	1,300,000
Newfield Exploration,
Sr. Sub. Notes	6.88	2/1/20	790,000	[b]	827,525
Northern Oil and Gas,
Sr. Unscd. Notes	8.00	6/1/20	1,955,000	[b]	1,994,100
Oasis Petroleum,
Gtd. Notes	6.88	3/15/22	875,000	[b]	927,500
Offshore Group Investment,
Sr. Scd. Notes	7.13	4/1/23	403,000	[b]	357,159
Offshore Group Investment,
Sr. Scd. Notes	7.50	11/1/19	1,895,000	[b]	1,767,088
Parker Drilling,
Gtd. Notes	6.75	7/15/22	1,265,000	[b,c]	1,277,650
Rex Energy,
Gtd. Notes	8.88	12/1/20	1,905,000	[b]	2,057,400
Sanchez Energy,
Gtd. Notes	6.13	1/15/23	785,000	[b,c]	779,348
Sanchez Energy,
Gtd. Notes	7.75	6/15/21	1,410,000	[b]	1,515,750
Welltec,
Sr. Scd. Notes	8.00	2/1/19	2,990,000	[b,c]	3,117,075
Westmoreland Coal,
Sr. Scd. Notes	10.75	2/1/18	2,815,000	[b]	2,962,788
					40,022,179

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial—14.8%
Ahern Rentals,
Scd. Notes		9.50	6/15/18	1,950,000	[b,c]	2,091,375
Ally Financial,
Gtd. Notes		7.50	9/15/20	1,410,000	[b]	1,628,550
Ally Financial,
Gtd. Notes		8.00	11/1/31	1,630,000	[b]	2,037,500
Ashton Woods USA/Finance,
Sr. Unscd. Notes		6.88	2/15/21	1,915,000	[b,c]	1,833,613
Hockey Merger Sub 2,
Sr. Unscd. Notes		7.88	10/1/21	1,175,000	[b,c]	1,208,781
Hub Holdings,
Sr. Unscd. Notes		8.13	7/15/19	1,915,000	[b,c]	1,881,487
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,782,081
International Lease Finance,
Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[b]	1,534,237
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	1,905,312
Jurassic Holdings III,
Scd. Notes		6.88	2/15/21	2,275,000	[b,c]	2,280,687
Lloyds Bank,
Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	4,505,344
Lloyds Bank,
Sub. Notes	EUR	11.88	12/16/21	690,000	[d]	1,067,337
Lloyds Banking Group,
Jr. Sub. Notes		6.66	1/29/49	820,000	[c,d]	887,650
Lloyds Banking Group,
Jr. Sub. Bonds		7.50	4/30/49	1,022,000	[d]	1,055,215
Navient,
Sr. Unscd. Notes		8.00	3/25/20	940,000	[b]	1,056,325
Navient,
Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	3,016,063
Nuveen Investments,
Sr. Unscd. Notes		9.13	10/15/17	300,000	[b,c]	322,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Nuveen Investments,
Sr. Unscd. Notes	9.50	10/15/20	2,390,000	[b,c]	2,784,350
Onex York Acquisition,
Gtd. Notes	8.50	10/1/22	1,930,000	[c]	1,925,175
Provident Funding Associates,
Gtd. Notes	6.75	6/15/21	1,205,000	[b,c]	1,198,975
Royal Bank of Scotland,
Sub. Notes	9.50	3/16/22	1,530,000	[d]	1,747,467
USI,
Sr. Unscd. Notes	7.75	1/15/21	2,355,000	[b,c]	2,355,000
					42,105,024
Health Care—11.5%
Capsugel,
Sr. Unscd. Notes	7.00	5/15/19	1,775,000	[b,c]	1,773,891
CHS/Community Health Systems,
Gtd. Notes	6.88	2/1/22	3,035,000	[b,c]	3,171,575
CHS/Community Health Systems,
Gtd. Notes	8.00	11/15/19	1,900,000	[b]	2,033,380
ConvaTec Finance International,
Sr. Unscd. Notes	8.25	1/15/19	1,615,000	[b,c]	1,644,272
HCA,
Gtd. Notes	7.50	2/15/22	5,470,000	[b]	6,167,425
IASIS Healthcare,
Gtd. Notes	8.38	5/15/19	1,405,000	[b]	1,475,250
Kindred Healthcare,
Gtd. Notes	6.38	4/15/22	1,120,000	[b,c]	1,097,600
Physio-Control International,
Sr. Scd. Notes	9.88	1/15/19	1,971,000	[b,c]	2,118,825
STHI Holding,
Scd. Notes	8.00	3/15/18	1,940,000	[b,c]	2,010,325
Tenet Healthcare,
Sr. Unscd. Notes	8.13	4/1/22	5,355,000	[b]	5,890,500
United Surgical Partners
International, Gtd. Notes	9.00	4/1/20	2,130,000	[b]	2,305,725

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
Valeant Pharmaceuticals
International, Gtd. Notes		6.75	8/15/21	1,105,000	[b,c]	1,150,581
Valeant Pharmaceuticals,
Gtd. Notes		7.50	7/15/21	1,900,000	[b,c]	2,040,125
						32,879,474
Industrial—19.4%
AA Bond,
Scd. Notes	GBP	9.50	7/31/19	490,000		875,780
Abengoa Finance,
Gtd. Notes	EUR	8.88	2/5/18	1,960,000		2,746,050
ADS Waste Holdings,
Gtd. Notes		8.25	10/1/20	2,930,000	[b]	3,069,175
Algeco Scotsman Global Finance,
Sr. Scd. Notes		8.50	10/15/18	1,150,000	[b,c]	1,184,500
Algeco Scotsman Global Finance,
Sr. Scd. Notes	EUR	9.00	10/15/18	610,000		805,136
Algeco Scotsman Global Finance,
Gtd. Notes		10.75	10/15/19	1,625,000	[b,c]	1,568,125
Anna,
Sr. Unscd. Notes		7.75	10/1/22	1,445,000	[b,c]	1,455,838
Cemex,
Sr. Scd. Notes		9.50	6/15/18	1,795,000	[c]	2,007,618
Cemex Espana,
Sr. Scd. Notes		9.88	4/30/19	725,000	[c,d]	808,375
Ceridian,
Sr. Scd. Notes		8.88	7/15/19	700,000	[b,c]	777,875
Ceridian/Comdata,
Gtd. Notes		8.13	11/15/17	880,000	[b,c]	883,300
Ceridian HCM Holding,
Sr. Unscd. Notes		11.00	3/15/21	1,085,000	[b,c]	1,235,544
Galapagos Holding,
Sr. Scd. Notes	EUR	7.00	6/15/22	700,000	[c]	826,671
Gardner Denver,
Sr. Unscd. Notes		6.88	8/15/21	2,015,000	[b,c]	2,030,112
Gates Global,
Gtd. Notes		6.00	7/15/22	1,855,000	[b,c]	1,752,975
Interline Brands,
Sr. Unscd. Notes		10.00	11/15/18	2,420,000	[b]	2,534,950

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
JLL/Delta Dutch Newco,
Sr. Unscd. Notes		7.50	2/1/22	1,990,000	[b,c]	2,017,114
Manitowoc,
Gtd. Notes		8.50	11/1/20	3,100,000	[b]	3,348,000
Marquette Transportation Finance,
Scd. Notes		10.88	1/15/17	2,775,000	[b]	2,910,281
Mobile Mini,
Gtd. Notes		7.88	12/1/20	945,000	[b]	1,015,875
Mueller Water Products,
Gtd. Notes		8.75	9/1/20	1,100,000	[b]	1,188,000
Navios Maritime Acquisition,
Sr. Scd. Notes		8.13	11/15/21	1,690,000	[b,c]	1,639,300
Navios Maritime Holdings Finance,
Sr. Scd. Notes		7.38	1/15/22	1,060,000	[b,c]	1,010,975
Navios South American Logistics,
Gtd. Notes		7.25	5/1/22	1,725,000	[b,c]	1,712,062
NCSG Crane Rental & Heavy Haul
Services, Scd. Notes		9.50	8/15/19	825,000	[b,c]	850,781
Nortek,
Gtd. Notes		8.50	4/15/21	1,570,000	[b]	1,695,600
Obrascon Huarte Lain,
Sr. Unscd. Notes	EUR	8.75	3/15/18	735,000		993,331
Reliance Intermediate Holdings,
Sr. Scd. Notes		9.50	12/15/19	2,515,000	[b,c]	2,640,750
ServiceMaster,
Gtd. Notes		7.00	8/15/20	659,000	[b]	688,655
ServiceMaster,
Gtd. Notes		8.00	2/15/20	1,031,000	[b]	1,095,437
TransDigm,
Gtd. Notes		6.00	7/15/22	440,000	[b,c]	435,050
TransDigm,
Gtd. Notes		6.50	7/15/24	1,700,000	[b,c]	1,695,750
TransUnion Holding,
Sr. Unscd. Notes		9.63	6/15/18	1,915,000	[b]	1,977,237
United Rentals North America,
Gtd. Notes		8.38	9/15/20	1,900,000	[b]	2,052,000
XPO Logistics,
Sr. Unscd. Notes		7.88	9/1/19	340,000	[b,c]	352,750

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Zachry Holdings,
Sr. Unscd. Notes	7.50	2/1/20	1,335,000	[b,c]	1,375,050
					55,256,022
Information Technology—7.3%
Alcatel-Lucent USA,
Gtd. Notes	6.75	11/15/20	805,000	[b,c]	821,100
Amkor Technology,
Sr. Unscd. Notes	6.38	10/1/22	985,000	[b]	1,024,400
CDW Finance,
Gtd. Notes	8.50	4/1/19	3,062,000	[b]	3,261,030
Eagle Midco,
Sr. Unscd. Notes	9.00	6/15/18	455,000	[b,c]	466,944
Epicor Software,
Gtd. Notes	8.63	5/1/19	2,565,000	[b]	2,725,313
First Data,
Scd. Notes	8.25	1/15/21	1,636,000	[b,c]	1,742,340
First Data,
Gtd. Notes	10.63	6/15/21	145,000	[b]	165,663
First Data,
Gtd. Notes	11.75	8/15/21	4,782,000	[b]	5,559,075
Infor Software Parent,
Sr. Unscd. Notes	7.13	5/1/21	945,000	[b,c]	940,275
Infor US,
Gtd. Notes	9.38	4/1/19	1,475,000	[b]	1,598,531
Sophia,
Gtd. Notes	9.75	1/15/19	1,553,000	[b,c]	1,677,240
Sophia Holding Finance,
Gtd. Notes	9.63	12/1/18	760,000	[b,c]	771,400
					20,753,311
Materials—18.8%
AEP Industries,
Sr. Unscd. Notes	8.25	4/15/19	2,125,000	[b]	2,210,000
ArcelorMittal,
Sr. Unscd. Bonds	10.35	6/1/19	3,323,000	[b,d]	4,066,521
Ardagh Finance Holdings,
Sr. Unscd. Notes	8.63	6/15/19	1,365,000	[b,c]	1,378,650
Ardagh Packaging Finance,
Gtd. Notes	9.13	10/15/20	2,000,000	[c]	2,175,000

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Ardagh Packaging Finance,
Gtd. Notes	EUR	9.25	10/15/20	1,625,000		2,206,402
Axalta Coating Systems/Dutch,
Gtd. Notes		7.38	5/1/21	2,625,000	[b,c]	2,828,437
Bway Holding,
Sr. Unscd. Notes		9.13	8/15/21	4,745,000	[b,c]	4,792,450
Dynacast International,
Scd. Notes		9.25	7/15/19	3,825,000	[b]	4,111,875
Edgen Murray,
Sr. Scd. Notes		8.75	11/1/20	1,109,000	[b,c]	1,224,059
FMG Resources (August 2006),
Gtd. Notes		6.88	4/1/22	1,235,000	[b,c]	1,261,244
FMG Resources (August 2006),
Gtd. Notes		8.25	11/1/19	795,000	[b,c]	824,813
Global Brass & Copper,
Sr. Scd. Notes		9.50	6/1/19	1,655,000	[b]	1,845,325
Hexion U.S. Finance,
Sr. Scd. Notes		6.63	4/15/20	190,000	[b]	191,900
Hexion U.S. Finance,
Sr. Scd. Notes		8.88	2/1/18	1,160,000	[b]	1,184,650
Hexion U.S. Finance,
Scd. Notes		9.00	11/15/20	825,000	[b]	789,937
Huntsman International,
Gtd. Notes		8.63	3/15/21	1,515,000	[b]	1,643,775
INEOS Finance,
Sr. Scd. Notes		7.50	5/1/20	305,000	[b,c]	325,969
INEOS Finance,
Sr. Scd. Notes		8.38	2/15/19	1,225,000	[b,c]	1,315,344
PLY GEM Industries,
Sr. Unscd. Notes		6.50	2/1/22	435,000	[c]	414,881
Rentech Nitrogen Partners,
Scd. Notes		6.50	4/15/21	700,000	[b,c]	698,250
Reynolds Group,
Gtd. Notes		8.50	5/15/18	4,155,000	[b,d]	4,305,619
Reynolds Group,
Gtd. Notes		9.88	8/15/19	2,230,000	[b]	2,411,187
Ryerson,
Sr. Scd. Notes		9.00	10/15/17	1,970,000	[b]	2,083,275

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Sappi Papier Holding,
Sr. Scd. Notes	7.75	7/15/17	730,000	[b,c]	788,400
Sappi Papier Holding,
Sr. Scd. Notes	8.38	6/15/19	1,910,000	[b,c]	2,067,575
Sealed Air,
Gtd. Notes	8.13	9/15/19	1,270,000	[b,c]	1,377,950
Sealed Air,
Gtd. Notes	8.38	9/15/21	1,030,000	[b,c]	1,148,450
Signode Industrial Group,
Sr. Unscd. Notes	6.38	5/1/22	1,700,000	[b,c]	1,636,250
TPC Group,
Sr. Scd. Notes	8.75	12/15/20	2,000,000	[b,c]	2,135,000
					53,443,188
Telecommunications—18.5%
Alcatel-Lucent USA,
Sr. Unscd. Debs	6.45	3/15/29	2,295,000		2,174,512
Altice,
Sr. Scd. Notes	7.75	5/15/22	3,155,000	[b,c]	3,265,425
CenturyLink,
Sr. Unscd. Notes, Ser. W	6.75	12/1/23	2,900,000	[b]	3,121,125
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	1,215,000	[b]	1,287,900
CommScope Holdings,
Sr. Unscd. Notes	6.63	6/1/20	1,030,000	[b,c]	1,066,050
CPI International,
Gtd. Notes	8.75	2/15/18	1,355,000	[b,d]	1,409,200
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	20,000	[c]	20,476
Digicel Group,
Sr. Unscd. Notes	7.13	4/1/22	1,425,000	[c]	1,425,713
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	2,475,000	[c]	2,561,873
Eileme 2,
Sr. Scd. Notes	11.63	1/31/20	2,900,000	[b,c]	3,364,000
Frontier Communications,
Sr. Unscd. Notes	6.88	1/15/25	445,000	[b]	440,550
Frontier Communications,
Sr. Unscd. Notes	7.13	1/15/23	295,000	[b]	302,375

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Frontier Communications,
Sr. Unscd. Notes	8.75	4/15/22	2,180,000	[b]	2,463,400
Gray Television,
Gtd. Notes	7.50	10/1/20	975,000	[b]	1,001,812
Hughes Satellite Systems,
Gtd. Notes	7.63	6/15/21	2,010,000	[b]	2,200,950
Intelsat Luxembourg,
Gtd. Bonds	7.75	6/1/21	4,745,000	[b]	4,851,762
Intelsat Luxembourg,
Gtd. Bonds	8.13	6/1/23	975,000	[b]	1,021,312
Level 3 Financing,
Gtd. Notes	8.13	7/1/19	1,000,000	[b]	1,070,000
Level 3 Financing,
Gtd. Notes	8.63	7/15/20	2,430,000	[b]	2,642,625
Sable International Finance,
Sr. Scd. Notes	8.75	2/1/20	1,845,000	[b,c]	2,020,275
Sprint Communications,
Sr. Unscd. Notes	11.50	11/15/21	5,325,000	[b]	6,842,625
T-Mobile USA,
Gtd. Notes	6.84	4/28/23	1,940,000	[b]	2,000,625
Wind Acquisition Finance,
Gtd. Notes	7.38	4/23/21	4,000,000	[b,c]	4,030,000
Windstream,
Gtd. Notes	7.75	10/15/20	975,000	[b]	1,031,063
Windstream,
Gtd. Notes	7.75	10/1/21	950,000	[b]	1,016,500
					52,632,148
Utilities—3.6%
AES,
Sr. Unscd. Notes	9.75	4/15/16	1,811,000	[b]	2,010,210
Calpine,
Sr. Scd. Notes	6.00	1/15/22	965,000	[b,c]	1,025,313
Calpine,
Sr. Scd. Notes	7.88	1/15/23	2,397,000	[b,c]	2,624,715
NRG Energy,
Gtd. Notes	6.25	7/15/22	1,010,000	[b,c]	1,040,931
NRG Energy,
Gtd. Notes	7.88	5/15/21	1,540,000	[b]	1,663,200

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Utilities (continued)
Techem Energy Metering
Service & Co., Gtd. Notes	EUR	7.88	10/1/20	1,435,000	[c]	1,998,266
						10,362,635
Total Bonds and Notes
(cost $379,262,442)						390,416,116

Preferred Stocks—.9%				Shares		Value ($)
Financial
GMAC Capital Trust I,
Ser. 2, 8.13%
(cost $2,627,418)				98,738	[d]	2,627,418

Other Investment—1.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,649,767)				4,649,767	[e]	4,649,767
Total Investments (cost $386,539,627)				139.6%		397,693,301
Liabilities, Less Cash and Receivables				(39.6%)		(112,820,870)
Net Assets				100.0%		284,872,431

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR — Euro
GBP — British Pound
b Collateral for Revolving Credit and Security Agreement.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2014, these securities were valued at $154,735,777 or 54.3% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	137.1	Preferred Stocks	.9
Money Market Investment	1.6		139.6
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	381,889,860	393,043,534
Affiliated issuers	4,649,767	4,649,767
Cash denominated in foreign currencies	284,463	271,934
Dividends and interest receivable		8,914,147
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		276,440
Prepaid expenses		96,938
		407,252,760
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		271,412
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		1,930,000
Interest and loan fees payable—Note 2		92,202
Accrued expenses		86,715
		122,380,329
Net Assets ($)		284,872,431
Composition of Net Assets ($):
Paid-in capital		341,297,480
Accumulated distributions in excess of investment income—net		(1,132,637)
Accumulated net realized gain (loss) on investments		(66,674,787)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		11,382,375
Net Assets ($)		284,872,431
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,625,437
Net Asset Value, per share ($)		3.92
See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2014 (Unaudited)

Investment Income ($):
Income:
Interest	14,101,754
Cash dividends:
Unaffiliated issuers	100,281
Affiliated issuers	2,008
Total Income	14,204,043
Expenses:
Management fee—Note 3(a)	1,770,630
Interest expense—Note 2	742,003
Professional fees	74,726
Registration fees	32,241
Trustees’ fees and expenses—Note 3(c)	27,852
Prospectus and shareholders’ reports	26,929
Custodian fees—Note 3(b)	22,814
Shareholder servicing costs	10,279
Miscellaneous	41,266
Total Expenses	2,748,740
Less—reduction in expenses due to undertaking—Note 3(a)	(209,259)
Net Expenses	2,539,481
Investment Income—Net	11,664,562
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,349,365
Net realized gain (loss) on forward foreign currency exchange contracts	1,450,971
Net Realized Gain (Loss)	5,800,336
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(17,293,029)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	62,213
Net Unrealized Appreciation (Depreciation)	(17,230,816)
Net Realized and Unrealized Gain (Loss) on Investments	(11,430,480)
Net Increase in Net Assets Resulting from Operations	234,082

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2014

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(115,400,229)
Net proceeds from sales of short-term securities	(2,538,247)
Proceeds from sales of portfolio securities	119,109,057
Interest received	15,452,354
Dividends received	101,999
Interest and loan fees paid	(744,603)
Operating expenses paid	(143,745)
Paid to The Dreyfus Corporation	(1,573,430)
Realized gain from forward foreign currency
exchange contracts transactions	1,450,971
Net Cash Provided by Operating Activities		15,714,127
Cash Flows from Financing Activities ($):
Dividends paid	(15,595,294)
Increase in loan oustanding	—
Net Cash Used in Financing Activities		(15,595,294)
Net increase in cash		118,833
Cash at beginning of period		153,101
Cash and cash denominated in
foreign currencies at end of period		271,934
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		234,082
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(115,400,229)
Proceeds from sales of portfolio securities		119,109,057
Net proceeds from sales of short-term securities		(2,538,247)
Increase in interest receivable		(32,275)
Decrease in interest and loan fees payable		(2,600)
Decrease in accrued operating expenses		(89,768)
Decrease in Due to The Dreyfus Corporation and affiliates		(12,059)
Decrease in prepaid expenses		182,130
Net realized gain on investments and foreign currency transactions		(5,800,336)
Net unrealized depreciation on investments
and foreign currency transactions		17,230,816
Decrease in dividends receivable		(291)
Net amortization of premiums on investments		1,382,876
Realized gain from forward foreign
currency exchange contracts transactions		1,450,971
Net Cash Provided by Operating Activities		15,714,127

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	March 31, 2014
Operations ($):
Investment income—net	11,664,562	25,800,716
Net realized gain (loss) on investments	5,800,336	3,677,621
Net unrealized appreciation
(depreciation) on investments	(17,230,816)	(506,914)
Net Increase (Decrease) in Net Assets
Resulting from Operations	234,082	28,971,423
Dividends to Shareholders from ($):
Investment income—net	(13,503,912)	(28,715,087)
Beneficial Interest Transactions ($):
Dividends reinvested	230,828	445,417
Total Increase (Decrease) in Net Assets	(13,039,002)	701,753
Net Assets ($):
Beginning of Period	297,911,433	297,209,680
End of Period	284,872,431	297,911,433
Undistributed (distrbutions in excess of)
investment income—net	(1,132,637)	706,713
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	56,377	109,461

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months Ended
Setember 30, 2014				Year Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	4.11		4.10	3.90	4.25	4.08	2.90
Investment Operations:
Investment income—net[a]	.16		.36	.38	.41	.47	.44
Net realized and unrealized
gain (loss) on investments	(.16)		.05	.26	(.26)	.22	1.13
Total from Investment Operations	—		.41	.64	.15	.69	1.57
Distributions:
Dividends from
investment income—net	(.19)		(.40)	(.44)	(.50)	(.52)	(.39)
Net asset value, end of period	3.92		4.11	4.10	3.90	4.25	4.08
Market value, end of period	3.70		4.19	4.40	4.65	4.67	4.34
Total Return (%)[b]	(7.54)[c]		4.95	5.12	11.65	21.45	97.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[d]	1.86	[e]	1.92	2.03	2.11	2.24	2.79
Ratio of net expenses
to average net assets[f]	1.72	[e]	1.71	1.82	1.90	2.00	2.44
Ratio of interest expense
to average net assets	.50	[e]	.51	.57	.61	.67	1.08
Ratio of net investment income
to average net assets	7.88	[e]	8.80	9.56	10.60	11.60	11.93
Portfolio Turnover Rate	27.38	[c]	48.39	42.42	57.91	65.63	82.02
Net Assets, end of period
($ x 1,000)	284,872		297,911	297,210	281,897	306,175	291,961
Average borrowings outstanding
($ x 1,000)	120,000		120,000	120,000	120,000	118,677	111,334
Weighted average number of
fund shares outstanding
($ x 1,000)	72,604		72,518	72,410	72,194	71,772	71,488
Average amount of
debt per share ($)	1.65		1.65	1.66	1.66	1.65	1.56

a Based on average shares outstanding.
b Calculated based on market value.
c Not annualized.
d The presentation of total expense ratios has been changed to include interest expense.Total expenses excluding interest expense for the periods ended March 31, 2013, 2012, 2011 and 2010 were previously presented as 1.46%,
1.50%, 1.57% and 1.71%, respectively.
e Annualized.
f The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the periods ended March 31, 2013, 2012, 2011 and 2010 were previously presented as 1.25%,
1.29%, 1.33% and 1.36%, respectively.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus HighYield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	390,416,116	—	390,416,116
Mutual Funds	4,649,767	—	—	4,649,767
Preferred Stocks†	—	2,627,418	—	2,627,418
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	276,440	—	276,440

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2014 ($)	Purchases ($)	Sales ($)	9/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,111,520	66,946,981	64,408,734	4,649,767	1.6

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Computershare Inc., will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 26, 2014, the Board declared a cash dividend of $0.029 per share from undistributed investment income-net, payable on October 28, 2014 to shareholders of record as of the close of business on October 10, 2014.The ex-dividend date was October 8, 2014.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $69,291,047 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2014. If not applied, $8,379,964 of the carryover expires in fiscal year 2016, $24,707,290 expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018. The fund has $2,739,654 of post-enactment short-term capital losses which can be carried forward for an unlimited period. It is uncertain that the fund will be able to utilize most of its pre-enactment capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2014 was as follows: ordinary income $28,715,087. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 24, 2015, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $353,267,572 as of September 30, 2014. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended September 30, 2014, total expenses pursuant to the Agreement amounted to $742,003.

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2014 was $120,000,000, with a related weighted average annualized interest rate of 1.24% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Prior to August 1, 2014, pursuant to a management and administration agreement with the Manager, the management and administration fee was computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and was payable monthly. Effective August 1, 2014, the board approved the reduction in management and administration fee to an annual rate of .75% of the value of the fund’s Managed Assets. The Manager had been waiving receipt of a portion of the fund’s management and administration fee in the amount of .15% of the Managed Assets but, in light of the reduction of the management and administration fee, that waiver was terminated, effective August 1, 2014. The

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reduction in expenses, pursuant to the undertaking, amounted to $209,259 during the period ended September 30, 2014.

(b) The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $22,814 pursuant to the custody agreement.

During the period ended September 30, 2104, the fund was charged $2,076 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $252,574, custodian fees $17,800 and Chief Compliance Officer fees $1,038.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2014, amounted to $110,990,446 and $118,525,257, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively,“Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at September 30, 2014:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
British Pound, Expiring:
10/31/2014 [a]	670,000	1,095,000	1,085,872	9,128
10/31/2014 [b]	3,345,000	5,462,957	5,421,259	41,698

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales (continued):
Euro,
Expiring:
10/31/2014 [b]	3,595,000	4,620,168	4,541,640	78,528
10/31/2014 [c]	2,855,000	3,669,734	3,606,782	62,952
10/31/2014 [d]	3,860,000	4,960,554	4,876,420	84,134
Gross Unrealized
Appreciation				276,440

Counterparties:

a	Barclays Bank
b	Goldman Sachs International
c	Commonwealth Bank of Australia
d	Morgan Stanley Capital Services

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities.These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	276,440
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	276,440
Derivatives not subject to
Master Agreements	—
Total gross amount of assets
and liabilities subject
to Master Agreements	276,440

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received, if any, as of September 30, 2014:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)[2]	Assets ($)
Barclays Bank	9,128	—	—	9,128
Commonwealth
Bank of Australia	62,952	—	—	62,952
Goldman Sachs
International	120,226	—	—	120,226
Morgan Stanley
Capital Services	84,134	—	—	84,134
Total	276,440	—	—	276,440

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2014:

Average Market Value ($)
Forward contracts	25,150,765

At September 30, 2014, accumulated net unrealized appreciation on investments was $11,153,674, consisting of $11,945,715 gross unrealized appreciation and $792,041 gross unrealized depreciation.

At September 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 35

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 7, 2014 as follows:

		Shares
	For		Authority Withheld
To elect one Class II Trustees:†
Benaree Pratt Wiley	57,654,784		4,912,212
To elect two Class III Trustees:†
Joseph S. DiMartino	57,662,303		4,184,693
Kenneth A. Himmel	56,303,787		5,543,209

† The terms of these Class II and Class III Trustees expire in 2017.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2014, the Board considered the approval of amendment of the fund’s Investment Management and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). Dreyfus proposed to amend the Agreement to lower the management fee payable by the fund from an annual rate of .90% to .75% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”), effective August 1, 2014.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review of the Agreement by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. Since the Board had renewed the Agreement at a meeting held on February 19-20, 2014 (the “February Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the February Meeting.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. Dreyfus represented that there would be no diminution in the nature, extent or quality of the services provided to the fund by Dreyfus or its affiliates. The nature, extent and quality of services provided had been considered at the February Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the Board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the February Meeting. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Expense Group.

The Board reviewed the range of actual and contractual management fees and total expenses of the Expense Group funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group average and median (based on both net assets and Managed Assets). The Board also noted that the fund’s actual management fee was above the Expense Group average and median (based on net assets) and between the Expense Group average and median (based on Managed Assets). They also noted that the fund’s total expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was above the Expense Group average and median (based on net assets) and slightly above the Expense Group average and median (based on Managed Assets).The Board noted that Dreyfus had previously agreed to waive receipt of a portion of the fund’s management fee, until September 30, 2014, in the amount of 0.15% of the value of the fund’s Managed Assets, which had reduced the fund’s effective management to the proposed lower contractual fee. The Board noted that the waiver would be removed if it approved the

Agreement.The Board considered that though the amendment would not reduce the effective management fee payable by the fund to Dreyfus or the fund’s expense ratio, the amendment would provide more certainty to investors as to what fees the fund may incur in the future as opposed to simply continuing with the waiver.

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the February Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the February Meeting. Dreyfus representatives noted that the amendment would result in a reduction in Dreyfus’ contractual fee equal to the waiver that had previously been in place (and therefore not impact profitability and economies of scale) and that potential benefits would not change materially as a result of the amendment from those considered at the February Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus continue to be adequate and appropriate.

  The Board concluded that the fee to be paid to Dreyfus continues to be reasonable in light of the considerations described above.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Agreement.

ADDITIONAL INFORMATION (Unaudited)

Other Matters

Shareholders should also take note of the following information about certain risks of investing in the fund.

Fixed-income market risk.The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

The Fund 41

ADDITIONAL INFORMATION (Unaudited) (continued)

Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income.The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

The Fund 43

SUPPLEMENTAL INFORMATION (Unaudited)

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Products and Performance.The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

†	Effective September 27, 2014, Mr. Fitzgibbons became an Emeritus Board Member.
††	Effective April 12, 2008, Mr. Fort became an Emeritus Board Member.

The Fund 45

For More Information

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

                  Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  None.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/_Bradley J. Skapyak___

            Bradley J. Skapyak,

            President

Date:    November 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/_Bradley J. Skapyak___

            Bradley J. Skapyak,

            President

Date:    November 17, 2014

By:       /s/ James Windels______

            James Windels,

            Treasurer

Date:    November 17, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)